UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): May 1, 2002

                           CAPITAL BANK CORPORATION

            (Exact name of registrant as specified in its charter)


North Carolina                        333-65853              56-2101930
(State or other jurisdiction     (Commission File No.)    (I.R.S. Employer
of incorporation)                                         Identification Number)



                              4901 Glenwood Ave.
                        Raleigh, North Carolina 27612
                   (address of principal executive offices)

                                (919) 645-6400
             (Registrant's telephone number, including area code)

                                     N/A
        (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

     The Board of Directors of Capital Bank Corporation (the "Company") announced May 1, 2002 that the Company has entered into a definitive Merger Agreement with High Street Corporation ("High Street"), the holding company for High Street Banking Company, pursuant to which High Street will merge with and into the Company, with the Company being the surviving corporation. The announcement is contained in a joint press release from the Company and High Street, which is attached hereto as Exhibit 99.1. Also attached as
Exhibit 2.1 is the Merger Agreement between the Company and High Street.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c) EXHIBITS.

      Exhibit No.    Description of Exhibit
      -----------    ----------------------

         2.1 Merger Agreement between the Company and High Street dated May 1, 2002

        99.1         Joint Press Release distributed May 1, 2002

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 2, 2002

                                          CAPITAL BANK CORPORATION


                                          By: /s/ James A. Beck
                                              -------------------------------
                                              James A. Beck
                                              President and Chief Executive
                                              Officer

                                EXHIBIT INDEX


    Exhibit No.   Description of Exhibit
    -----------   ----------------------

         2.1 Merger Agreement between the Company and High Street dated May 1, 2002

        99.1         Joint Press Release distributed May 1, 2002